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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 23, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-20803                74-2644120
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)

           1122 Capital of Texas Highway South, Austin, Texas    78746
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by IXC Communications, Inc. dated June 23, 1998 which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99.1      Press release dated June 23, 1998


                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 23, 1998

                                        IXC Communications, Inc.



                                        By:  /s/ James F. Guthrie
                                           -------------------------------------
                                             James F. Guthrie
                                             Executive Vice President and
                                             Chief Financial Officer


                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
 99.1          Press release dated June 23, 1998


                                       4.